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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                               September 15, 1997


                        Banc One Credit Card Master Trust
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             (Exact name of registrant as specified in its charter)



                                    New York
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                 (State or other jurisdiction of incorporation)



            0-25636                             31-4148768
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    (Commission File Number)       (IRS Employer Identification Number)



      c/o Bank One, Columbus, N.A., as Administrator, 800 Brooksedge Blvd.,
                   Attn: Mark Stickle, Westerville, Ohio 43081
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               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
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                                 (614) 248-6139


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Item 5.  Other Events

         On September 15, 1997, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing
         Series:

            7.55% Class A Asset Backed Certificates, Series 1994-B
            7.75% Class B Asset Backed Certificates, Series 1994-B
            7.80% Class A Asset Backed Certificates, Series 1994-C
            8.00% Class B Asset Backed Certificates, Series 1994-C
            6.15% Class A Asset Backed Certificates, Series 1995-A
            6.30% Class B Asset Backed Certificates, Series 1995-A
            6.30% Class A Asset Backed Certificates, Series 1995-B
            6.45% Class B Asset Backed Certificates, Series 1995-B Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A



Item 7.  Exhibits
         See page 4 for Exhibit Index.

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EXHIBIT INDEX


Exhibit        Description                                                Page
-------        -----------                                                ----

99.1           The Monthly Statements and other information reflecting
               the Trust's Activities for the Monthly Period ending
               August 31, 1997.............................................6-18

99.2           Monthly Servicer's Certificates............................19-23




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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC ONE CREDIT CARD MASTER TRUST



Date: September 9, 1997                     By:     /s/ Mark Stickle
      -----------------                             ---------------

                                            Name:   Mark Stickle
                                                    ------------

                                            Title:  Chief Financial Officer
                                                    -----------------------

                                            BANK ONE, COLUMBUS, NA